SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                                FEBRUARY 26, 2004

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                                MEGA GROUP, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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           NEW YORK                 000-17510           14-1653446
(STATE OR OTHER JURISDICTION       (COMMISSION         IRS EMPLOYER
      OF INCORPORATION)            FILE NUMBER)    IDENTIFICATION NUMBER)

          1730 RHODE ISLAND AVE., N.W., SUITE 415, WASHINGTON, DC 20036
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                  202-296-9594
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                       N/A
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT).

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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

      On March 20, 2006, Mega Group, Inc. (the "Company")engaged Stegman and Company as its independent auditors for the years ended December 31, 2003, December 31, 2004 and December 31, 2005 to replace the firm of Singer Lewak Greenbaum & Goldstein LLP who was terminated as the Company's independent public accountants on March 20, 2005. Following the engagement, Stegman and Company will audit the Company's financial statements as of and for the years ended December 31, 2003, December 31, 2004 and December 31, 2005.

      The decision to terminate Singer Lewak Greenbaum & Goldstein LLP and engage Stegman and Company as the Company's independent auditors was approved by the Board of Directors of the Company on February 11, 2006.

      Singer Lewak Greenbaum & Goldstein LLP never provided reports on the Company's financial Statements. Prior to Singer Lewak Greenbaum & Goldstein LLP's engagement, Aronson & Company's reports on the Company's financial Statements for the last two fiscal years ended December 31, 2002 did not contain an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles other than a going concern statement on its report on the Company's financial statements for the fiscal years ended December 31, 2001 and December 31, 2002.

      During the periods from the two most recent fiscal years ended December 31, 2002 and any subsequent interim period through the date of Aronson & Company's resignation, February 26, 2004, there were no disagreements with Aronson & Company, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedure which, if not resolved to Aronson & Company's satisfaction, would have caused it to make reference to the subject matter of the disagreements in connection with its independent auditors' reports. In addition, during the periods from the two most recent fiscal years ended December 31, 2002 and any subsequent interim period through the date of Aronson & Company's resignation, February 26, 2004, there were no reportable events as that term is described in
Item 304(a)(1)(iv) of Regulation S-B as reflected in the Form 8-K filed on March 29, 2004.

      During the periods from the two most recent fiscal years ended December 31, 2003 and any subsequent interim period through the date of Singer Lewak Greenbaum & Goldstein LLP's termination March 20, 2006, there were no disagreements with Singer Lewak Greenbaum & Goldstein LLP, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedure which, if not resolved to Singer Lewak Greenbaum & Goldstein LLP's satisfaction, would have caused it to make reference to the subject matter of the disagreements in connection with its independent auditors' reports. In addition, during the periods from the two most recent fiscal years ended December 31, 2003 and any subsequent interim period through the date of Singer Lewak Greenbaum & Goldstein LLP's termination, March 20, 2006, there were no reportable events as that term is described in Item 304(a)(1)(iv) of Regulation S-B.

      The Company has provided Singer Lewak Greenbaum & Goldstein LLP with a copy of this Report prior to filing with the Commission, and has requested Singer Lewak Greenbaum & Goldstein LLP furnish the Company with a letter addressed to the Commission stating whether or not it agrees with the statements contained in such disclosures. A copy of such letter, dated June 13, 2006, is filed as Exhibit 16 to this Report on Form 8-K.

      Prior to the date of the Board's decision to engage Stegman and Company on February 11, 2006, neither the Company nor anyone acting on its behalf consulted Stegman and Company with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or any other matters or reportable events as set forth in Items 304(a)(2) of Regulation S-B.

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

      None.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits:

      Exhibit 16: Letter from Singer Lewak Greenbaum & Goldstein LLP

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          MEGA GROUP, INC.

June 16, 2006
                                          By:  /s/ John H. Brown
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                                               John H. Brown
                                               Chairman of the Board and Chief
                                               Executive Officer




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